UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ] Definitive Information Statement

MEAD JOHNSON NUTRITION COMPANY

(Exact Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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NOTICE OF ACTION BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDER OF

MEAD JOHNSON NUTRITION COMPANY

2701 PATRIOT BLVD.

GLENVIEW, ILLINOIS 60026

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ACTION TO BE TAKEN ON: DECEMBER [        ], 2009

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DATE FIRST MAILED TO STOCKHOLDERS: DECEMBER [        ], 2009

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INFORMATION STATEMENT

DECEMBER [        ], 2009

Dear Stockholder:

On November 16, 2009, Mead Johnson Nutrition Company, a Delaware corporation (“we,” “us,” “our,” “MJN” or the “Company”), filed a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission that describes a proposed exchange offer whereby stockholders of Bristol-Myers Squibb Company, a Delaware corporation (“BMS”), can exchange some, none or all of their shares of BMS common stock for shares of our common stock held by BMS (the “Exchange Offer”). If conditions to completion of the Exchange Offer are met, BMS will dispose of its entire ownership interest in us (which represents approximately 83% of our outstanding shares) through the Exchange Offer and, if necessary, a subsequent spin-off of any shares it still owns after the Exchange Offer is complete. The Exchange Offer will expire at 12:00 midnight, New York City time, on December 14, 2009, unless it is extended or terminated.

In connection with the Exchange Offer, we intend to amend and restate our certificate of incorporation pursuant to an action by written consent of BMS as our majority stockholder (the “BMS Consent”). We expect to obtain the BMS Consent on or about the expiration of the Exchange Offer. The amendments to our certificate of incorporation (collectively, the “Charter Amendments”) will effect the following changes, among others:

1.	eliminate all references to the Company’s class B common stock and related provisions and reclassify the Company’s class A common stock as the sole class of common stock;

2.	make Section 203 of the Delaware General Corporation Law applicable to the Company;

3.	clarify that members of our board of directors can be removed by the Company’s stockholders with or without cause;

i

4.	conform the exculpatory provision of our certificate of incorporation to Section 102(b)(7) of the Delaware General Corporation Law;

5.	limit mandatory indemnification to directors and officers and make indemnification of employees and agents permissive; and

6.	eliminate obsolete references to BMS.

Our board of directors has fixed the close of business on December [        ], 2009 as the record date for the determination of stockholders entitled to notice of the BMS Consent and the Charter Amendments. Under the rules of the Securities and Exchange Commission, the Charter Amendments may be effected no earlier than 20 business days after we have mailed the accompanying information statement to our stockholders. Thus, assuming the Exchange Offer expires on December 14, 2009, the conditions to completion of the Exchange Offer are met and we obtain the BMS Consent on December [        ], 2009, we intend to mail the accompanying information statement to our stockholders on December [        ], 2009. Assuming the foregoing timeline, under the rules of the Securities and Exchange Commission, the Charter Amendments may be effected on or after [            ]. We expect to implement the Charter Amendments by filing a Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on or shortly after such date.

Upon obtaining the BMS Consent, the Charter Amendments will have been duly authorized and approved by the written consent of the holders of at least a majority of the Company’s issued and outstanding voting securities. Thus, your vote or consent is not requested or required to approve the Charter Amendments. The accompanying information statement is being furnished to you solely for your information to comply with the requirements of the Securities Exchange Act of 1934, as amended.

The accompanying information statement also constitutes notice of corporate action without a meeting by less than unanimous written consent of the Company’s stockholders pursuant to Section 228(e) of the Delaware General Corporation Law.

By Order of Our Board of Directors

William P’Pool

Senior Vice President, General

Counsel and Secretary

Glenview, Illinois

December [        ], 2009

ii

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INFORMATION STATEMENT

FOR

MEAD JOHNSON NUTRITION COMPANY

2701 PATRIOT BLVD.

GLENVIEW, ILLINOIS 60026

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This information statement is being furnished to the stockholders of Mead Johnson Nutrition Company, a Delaware corporation (“we,” “us,” “our,” “MJN” or the “Company”), in connection with an action by written consent of our majority stockholder, as further described herein.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY IN CONNECTION WITH THE MATTERS DISCUSSED IN THIS INFORMATION STATEMENT.

On November 16, 2009, we filed a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission that describes a proposed exchange offer whereby stockholders of Bristol-Myers Squibb Company, a Delaware corporation (“BMS”), can exchange some, none or all of their shares of BMS common stock for shares of our common stock held by BMS (the “Exchange Offer”). If conditions to completion of the Exchange Offer are met, BMS will dispose of its entire ownership interest in us (which represents approximately 83% of our outstanding shares) through the Exchange Offer and, if necessary, a subsequent spin-off of any shares it still owns after the Exchange Offer is complete (the “Spin-Off”). The Exchange Offer will expire at 12:00 midnight, New York City time, on December 14, 2009, unless it is extended or terminated.

In connection with the Exchange Offer, we intend to amend and restate our certificate of incorporation pursuant to an action by written consent of BMS as our majority stockholder (the “BMS Consent”). We expect to obtain the BMS Consent on or about the expiration of the Exchange Offer. The amendments to our certificate of incorporation (collectively, the “Charter Amendments”) will effect the following changes, among others:

1.	eliminate all references to the Company’s class B common stock (the “Class B Common Stock”) and related provisions and reclassify the Company’s class A common stock (the “Class A Common Stock”) as the sole class of common stock;

2.	make Section 203 of the Delaware General Corporation Law (the “DGCL”) applicable to the Company;

3.	clarify that members of our board of directors can be removed by the Company’s stockholders with or without cause;

4.	conform the exculpatory provision of our certificate of incorporation to Section 102(b)(7) of the DGCL;

5.	limit mandatory indemnification to directors and officers and make indemnification of employees and agents permissive; and

6.	eliminate obsolete references to BMS.

Our board of directors has fixed the close of business on December [        ], 2009 as the record date for the determination of stockholders entitled to notice of the BMS Consent and the Charter Amendments. Under the rules of the Securities and Exchange Commission, the Charter Amendments may be effected no earlier than 20 business days after we have mailed this information statement to our stockholders. Thus, assuming the Exchange Offer expires on December 14, 2009, the conditions to completion of the Exchange Offer are met and we obtain the BMS Consent on December [        ], 2009, we intend to mail this information statement to our stockholders on December [        ], 2009. Assuming the foregoing timeline, under the rules of the Securities and Exchange Commission, the Charter Amendments may be effected on or after [            ]. We expect to implement the Charter Amendments by filing a Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on or shortly after such date.

Upon obtaining the BMS Consent, the Charter Amendments will have been duly authorized and approved by the written consent of the holders of at least a majority of the Company’s issued and outstanding voting securities. Thus, your vote or consent is not requested or required to approve the Charter Amendments. This information statement is being furnished pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended, to our stockholders who would otherwise have been entitled to vote or give an authorization or consent in regard to the Charter Amendments.

This information statement also constitutes notice of corporate action without a meeting by less than unanimous written consent of the Company’s stockholders pursuant to Section 228(e) of the DGCL.

Our principal executive offices are located at 2701 Patriot Blvd., Glenview, Illinois 60026, and our telephone number is (847) 832-2420.

RECORD DATE

Our board of directors has fixed the close of business on December [        ], 2009 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of the BMS Consent and the Charter Amendments.

OUTSTANDING SHARES

As of November 11, 2009, there were 204,500,000 outstanding shares of our common stock, consisting of 76,844,571 shares of Class A Common Stock and 127,655,429 shares of Class B Common Stock. Prior to the Internal Spin-Off (as defined below), BMS owned approximately 55.1% of the outstanding Class A Common Stock and one of BMS’ wholly-owned subsidiaries, E.R. Squibb & Sons, L.L.C. (“E.R. Squibb”), owned all of the outstanding Class B Common Stock. On November 13, 2009, E.R. Squibb distributed its entire equity interest in MJN to BMS (the “Internal Spin-Off”). As a result of the Internal Spin-Off, BMS owns an 83.1% stake in MJN by value, consisting of 55.1% of the outstanding Class A Common Stock and all of the outstanding Class B Common Stock. Prior to the completion of the Exchange Offer, BMS will convert its Class B Common Stock to Class A Common Stock. As a result, after the Exchange Offer, all of our issued and outstanding common stock will be Class A Common Stock.

Thus, assuming the foregoing, we expect that as of the Record Date, MJN will have approximately 204,500,000 shares of common stock issued and outstanding, consisting solely of Class A Common Stock. Again, assuming the foregoing, we expect that as of the Record Date, BMS will own approximately 83.1% of our outstanding shares of common stock.

APPROVAL OF OUR BOARD OF DIRECTORS

On November 15, 2009, our board of directors unanimously approved and declared advisable the Charter Amendments.

VOTE REQUIRED

Adoption of the Charter Amendments requires the affirmative vote of a majority of (i) all of our outstanding voting stock (i.e., Class A Common Stock and Class B Common Stock) and (ii) our outstanding Class B Common Stock.

ACTION BY WRITTEN CONSENT

Pursuant to Section 228(a) of the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of a corporation may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and properly delivered to the corporation.

Our current certificate of incorporation provides that our stockholders may take action by written consent in lieu of a meeting as contemplated by Section 228(a) of the DGCL so long as

BMS owns greater than 50% of the total voting power of the outstanding shares generally entitled to elect directors of the Company, which is currently the case. We expect to obtain the BMS Consent on or about the expiration of the Exchange Offer. We expect that at the time we obtain the BMS Consent, BMS will own approximately 83.1% of our outstanding shares of common stock. Thus, upon obtaining the BMS Consent, the Charter Amendments will have been duly authorized and approved by the written consent of the holders of at least a majority of the Company’s issued and outstanding voting securities. Accordingly, your vote or consent is not requested or required to approve the Charter Amendments.

NOTICE OF ACTION BY WRITTEN CONSENT

Pursuant to Section 228(e) of the DGCL, we are required to provide prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who have not consented in writing to such action. This information statement serves as the notice required by Section 228(e) of the DGCL.

DISSENTERS’ RIGHTS OF APPRAISAL

The DGCL does not provide for dissenters’ rights of appraisal in connection with the Charter Amendments.

APPROVAL OF THE CHARTER AMENDMENTS

In connection with the Exchange Offer, we intend to amend and restate our certificate of incorporation pursuant to the BMS Consent. Our board of directors unanimously approved and declared advisable the Charter Amendments on November 15, 2009. We expect to obtain the BMS Consent on or about the expiration of the Exchange Offer.

The Charter Amendments will effect the following changes to our certificate of incorporation, among others:

1.	eliminate all references to the Class B Common Stock and related provisions and reclassify the Class A Common Stock as the sole class of common stock;

2.	make Section 203 of the DGCL applicable to the Company;

3.	clarify that members of our board of directors can be removed by the Company’s stockholders with or without cause;

4.	conform the exculpatory provision of our certificate of incorporation to Section 102(b)(7) of the DGCL;

5.	limit mandatory indemnification to directors and officers and make indemnification of employees and agents permissive; and

6.	eliminate obsolete references to BMS.

The text of the proposed Second Amended and Restated Certificate of Incorporation reflecting the Charter Amendments, marked to show changes to our current certificate of incorporation, is included as Annex A to this document.

Elimination of Dual Class Structure

We currently have two classes of common stock outstanding – Class A Common Stock and Class B Common Stock. The holders of Class A Common Stock and Class B Common Stock generally have identical rights, except that holders of Class A Common Stock are entitled to one vote per share while holders of Class B Common Stock are entitled to ten votes per share on all matters voted upon by stockholders.

As a result of the Internal Spin-Off, BMS owns an 83.1% stake in MJN by value, consisting of 55.1% of our outstanding Class A Common Stock and all of our outstanding Class B Common Stock. Prior to the completion of the Exchange Offer, BMS will convert its Class B Common Stock to Class A Common Stock. As a result, after the Exchange Offer, no shares of Class B Common Stock will remain outstanding. Because no shares of Class B Common Stock are intended to be issued thereafter, our board of directors believes it to be in the best interests of the Company to eliminate the Class B Common Stock from our capital structure and to reclassify the Class A Common Stock as our sole class of common stock.

To eliminate the dual class structure, our certificate of incorporation will be amended to (i) eliminate all references to the Class B Common Stock and related provisions, including the elimination of the 1,200,000,000 shares of authorized Class B Common Stock, and (ii) reclassify the Class A Common Stock as our sole class of common stock. The elimination of the 1,200,000,000 shares of authorized Class B Common Stock will decrease the total number of authorized shares of our capital stock from 4,500,000,000 to 3,300,000,000.

The elimination of the dual class structure will have no impact on the total issued and outstanding shares of our common stock. Under our current certificate of incorporation, we are authorized to issue 3,000,000,000 shares of Class A Common Stock. The elimination of the dual class structure will have no impact on such number of authorized shares of Class A Common Stock (other than to reclassify the Class A Common Stock as our sole class of common stock).

Upon the effectiveness of the Charter Amendments:

—	our common stock will continue to trade on the New York Stock Exchange under the symbol “MJN”;

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shares of our common stock may be sold in the same manner as our Class A Common Stock may currently be sold – our affiliates and holders of any shares that constitute restricted securities will continue to be subject to the restrictions specified in Rule 144 under the Securities Act of 1933, as amended;

—	outstanding equity awards denominated in shares of Class A Common Stock issued under any of our equity incentive plans will remain unchanged, except that they will represent the right to receive shares of common stock rather than Class A Common Stock; and

—

physical stock certificates representing currently outstanding shares of Class A Common Stock will automatically become certificates for an equal number of shares of the new single class of common stock.

Applicability of Section 203 of the DGCL

Our current certificate of incorporation contains an express election not to be governed by Section 203 of the DGCL. The Charter Amendments will provide that the Company will elect to be governed by Section 203 of the DGCL. Under the rules of the Securities and Exchange Commission, the Charter Amendments (including opting in to the applicability of Section 203 of the DGCL) may be effected no earlier than 20 business days after we have mailed this information statement to our stockholders. Any person or group that becomes an “interested stockholder” (as defined below) prior to the effectiveness of the Charter Amendments will not be subject to the restrictions of Section 203 of the DGCL.

Section 203 of the DGCL provides that, subject to exceptions specified therein, an “interested stockholder” of a Delaware corporation shall not engage in any “business combination”, including mergers or consolidations or acquisitions of additional shares of the corporation, with the corporation for a three-year period following the time that such stockholder becomes an interested stockholder unless:

—	prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding specified shares); or

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on or subsequent to such time, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

Under Section 203 of the DGCL, the restrictions described above also do not apply to specified business combinations proposed by an interested stockholder prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or notification of one of specified transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of the corporation’s board of directors, if such transaction is approved or not opposed by a majority of the directors then in office (but not less than one) who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors.

Except as otherwise specified in Section 203 of the DGCL, an “interested stockholder” is defined to include:

—

any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the date of determination; and

—	the affiliates and associates of any such person.

Under some circumstances, Section 203 of the DGCL makes it more difficult for a person who is an interested stockholder to effect various business combinations with MJN for a three-year period. Accordingly, Section 203 of the DGCL may discourage, delay or prevent a merger or acquisition that MJN’s stockholders may consider favorable. In addition, Section 203 of the DGCL could substantially impede the ability of our stockholders to benefit from a change of control and, as a result, could materially adversely affect the market price of our common stock and our stockholders’ ability to realize any potential change-in-control premium.

Removal of Directors With or Without Cause

Our current certificate of incorporation provides that any director or the entire board of directors may be removed only for cause by the holders of a majority of the shares then entitled to vote at an election of directors. The Charter Amendments will provide that, as required by the DGCL, any director or the entire board of directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors.

Conform Exculpatory Provision to Section 102(b)(7) of the DGCL

Section 102(b)(7) of the DGCL allows a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director. The effect of such a provision is to eliminate the rights of MJN and MJN’s stockholders to recover monetary damages against a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation does not apply if a director breached his or her duty of loyalty, acted in bad faith or with intentional misconduct, knowingly violated the law, authorized illegal dividends or redemptions or derived an improper benefit from his or her action as a director.

Our current certificate of incorporation includes an exculpatory provision similar to the provision contemplated by Section 102(b)(7) of the DGCL. The Charter Amendments will conform the exculpatory provision in our certificate of incorporation with Section 102(b)(7) of the DGCL.

Permissive Indemnification of Employees and Agents

Our current certificate of incorporation requires the Company to indemnify “any and all persons whom it shall have the power to indemnify” under the DGCL. While our board of directors believes it is appropriate to require the Company to indemnify its directors and officers (unless prohibited by Delaware law), it believes that indemnification of employees and agents should be permissive and decided on a case-by-case basis. Permissive indemnification for employees and agents affords the Company the power, but does not impose a duty, to indemnify employees and agents. Implementation of such permissive authority requires action by our board of directors, which would have the discretion to decide on a case-by-case basis whether to grant indemnification.

The Charter Amendments will limit mandatory indemnification to directors and officers and make indemnification of employees and agents permissive.

Elimination of Obsolete References to BMS

The Charter Amendments will eliminate obsolete references to BMS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

MJN Common Stock Ownership by Directors and Executive Officers

The following table sets forth information as of October 15, 2009, as to the beneficial ownership of shares of MJN common stock by each MJN director, each of the named MJN executive officers and all directors and executive officers as a group. Shares are beneficially owned when an individual has voting and/or investment power over the shares or could obtain voting and/or investment power over the shares within 60 days. Voting power includes the power to direct the voting of the shares and investment power includes the power to direct the disposition of the shares. Unless otherwise noted, shares listed below are owned directly or indirectly with sole voting and investment power. None of the MJN directors and executive officers, individually or as a group, beneficially owns greater than 1% of MJN’s outstanding shares of MJN common stock.

The table also includes the beneficial ownership of shares of BMS common stock.

Name	Total MJN Common Stock Shares Owned	Total BMS Common Stock Shares Owned(1)
Stephen W. Golsby	100	324,073	(2)
Peter G. Leemputte	15,000	18,404	(3)
Charles M. Urbain	—	146,025	(4)
Peter Kasper Jakobsen	—	105,580	(5)
Dirk H. Hondmann	—	49,754	(6)
James M. Cornelius	20,000	2,314,082	(7)
Lamberto Andreotti	6,000	968,718	(8)
Dr. Steven M. Altschuler	—	—
Howard B. Bernick	12,500	5,000
John E. Celentano	1,000	354,282	(9)
Jean-Marc Huet	10,000	97,650	(10)
Sandra Leung	1,500	209,107	(11)
Peter G. Ratcliffe	—	—
Robert S. Singer	10,000	—
Dr. Elliott Sigal	5,000	846,708	(12)

All directors and executive officers as a group	83,200	5,739,097

(1)	Consists of direct and indirect ownership of shares, including vested and unvested restricted stock, shares credited to the accounts of the executive officers under the BMS Savings and Investment Program, stock options that are currently exercisable or exercisable within 60 days and deferred share units. Deferred share units have no voting rights.
(2)	Includes 308,173 shares underlying stock options that are currently exercisable or exercisable within 60 days.
(3)	Includes 11,680 shares underlying stock options that are currently exercisable or exercisable within 60 days.
(4)	Includes 143,922 shares underlying stock options that are currently exercisable or exercisable within 60 days.
(5)	Includes 104,947 shares underlying stock options that are currently exercisable or exercisable within 60 days.
(6)	Includes 40,091 shares underlying stock options that are currently exercisable or exercisable within 60 days.
(7)	Includes 2,045,371 shares underlying stock options that are currently exercisable or exercisable within 60 days and 4,867 deferred share units.
(8)	Includes 765,441 shares underlying stock options that are currently exercisable or exercisable within 60 days.
(9)	Includes 288,465 shares underlying stock options that are currently exercisable or exercisable within 60 days.
(10)	Includes 72,650 shares underlying stock options that are currently exercisable or exercisable within 60 days.
(11)	Includes 190,537 shares underlying stock options that are currently exercisable or exercisable within 60 days.
(12)	Includes 651,964 shares underlying stock options that are currently exercisable or exercisable within 60 days and 21,074 deferred share units.

MJN Principal Holders of Voting Securities

There are no beneficial owners of more than 5% of the outstanding shares of MJN common stock, other than BMS which prior to the completion of the Exchange Offer beneficially owned 170,000,000 shares of MJN common stock representing 83.1% of the outstanding MJN common stock.

WHERE YOU CAN FIND MORE INFORMATION

MJN files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission under the Exchange Act of 1934, as amended. You may read and copy this information at the Securities and Exchange Commission’s Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of this information by mail from the Securities and Exchange Commission at the above address, at prescribed rates. The Securities and Exchange Commission also maintains a website that contains reports, proxy statements and other information that we file electronically with the Securities and Exchange Commission. The address of that website is http://www.sec.gov.

ANNEX A

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MEAD JOHNSON NUTRITION COMPANY

The undersigned, William P. Pool, certifies that he is the Senior Vice President, General Counsel and Secretary of Mead Johnson Nutrition Company, a corporation organized and existing under the laws of Delaware, and does hereby further certify as follows:

(1)     The name of the Corporation is MEAD JOHNSON NUTRITION COMPANY (the “Corporation”). The original Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on December 17, 2008.

(2)     The name under which the Corporation was originally incorporated is: MEAD JOHNSON NUTRITION COMPANY.

(3)     ~~This~~An Amended and Restated Certificate of Incorporation ~~amends and restates~~of the Corporation (the “Restated Certificate of Incorporation”) was filed with the Secretary of the State of Delaware on February 10, 2009 amending and restating the original Certificate of ~~the~~ Incorporation of the Corporation.

(4)     This Second Amended and Restated Certificate of Incorporation of the Corporation amends and restates the Restated Certificate of Incorporation.

(5)     This Second Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

(~~5~~6)   This Second Amended and Restated Certificate of Incorporation of the Corporation will be effective upon its filing with the Secretary of State of the State of Delaware.

(~~6~~7)   Pursuant to Sections 228, 242 and 245 of the DGCL, the text of the ~~original~~Restated Certificate of Incorporation ~~of the Corporation~~ is hereby amended and restated in its entirety as follows:

ARTICLES

FIRST: The name of the corporation is MEAD JOHNSON NUTRITION COMPANY (hereinafter called the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, County of New Castle, Wilmington, Delaware

19801. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware or any applicable successor act thereto, as the same may be amended from time to time (the “DGCL”).

FOURTH: The total number of shares of ~~all classes of~~capital stock that the Corporation is authorized to issue is ~~4,500,000,000~~ 3,300,000,000 shares, consisting of (i) 3,000,000,000 shares of ~~Class A Common Stock~~common stock, par value $0.01 per share (the “~~Class A~~ Common Stock”), ~~(ii) 1,200,000,000 shares of Class B Common Stock, par value~~and (ii) 300,000,000 shares of preferred stock, $0.01 per share (the “~~Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and (iii) 300,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The number of authorized shares of any of the Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Class A Common Stock, Class B Common Stock or Preferred Stock voting separately as a class shall be required therefor.~~ Preferred Stock”).

~~A.     Common Stock~~

~~1.     Ranking. The powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions of the Class A Common Stock and the Class B Common Stock, shall be in all respects identical, except as otherwise required by law or expressly provided in this Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”).~~

A. ~~2.   Voting~~Common Stock. Except as otherwise provided by law or by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Except as otherwise required by law or this Second Amended and Restated Certificate of Incorporation~~:~~ of the Corporation, each holder of Common Stock is entitled to one vote for each share of Common Stock held of record by such holder with respect to all matters on which holders of Common Stock are entitled to vote. Subject to the DGCL and the rights, if any, of the holders of any outstanding series of Preferred Stock, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board in its discretion shall determine. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the Common Stock, as such, shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

~~(a)     with respect to any actions of stockholders for which a record date was fixed: (i) each share of Class A Common Stock outstanding on any such record date shall be entitled to one vote and (ii) subject to adjustment as set forth in Section A(6)(e) below, each share of Class B Common Stock outstanding on any such record date shall be entitled to 10 votes;~~

~~(b)     the holders of Class A Common Stock and the Class B Common Stock shall vote together as a single class and their votes shall be counted and totaled together, subject to any voting rights which may be granted to holders of Preferred Stock, on all matters submitted to a vote of stockholders of the Corporation;~~

~~(c)     the vote required to constitute approval of any corporate action shall be a majority of all votes cast on the matter by the holders of outstanding shares of Common Stock at a meeting at which a quorum exists;~~

~~(d)     holders of Common Stock shall be entitled to cast votes in person or by proxy in the manner and to the extent permitted under the Amended and Restated By-laws of the Corporation (the “By-laws”); and~~

~~(e)     notwithstanding any other provision of this Certificate of Incorporation to the contrary, (i) so long as any shares of Class A Common Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock, amend, alter or repeal any provision of this Certificate of Incorporation so as to affect adversely the relative rights, preferences, qualifications, limitations or restrictions of the Class A Common Stock as compared to those of the Class B Common Stock and (ii) so long as any shares of Class B Common Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class B Common Stock, amend, alter or repeal any provision of this Certificate so as to affect adversely the relative rights, preferences, qualifications, limitations or restrictions of the Class B Common Stock as compared to those of the~~

~~Class A Common Stock; provided that, for the foregoing purposes, any alteration or change with respect to, and any provision for, the voluntary, mandatory or other conversion or exchange of the Class B Common Stock into or for Class A Common Stock on a one-for-one basis shall be deemed not to adversely affect the rights of the Class A Common Stock.~~

~~3.     Dividends; Changes in Common Stock. No dividend or distribution may be declared or paid on any share of Class A Common Stock unless a dividend or distribution, payable in the same consideration and manner, is simultaneously declared or paid, as the case may be, on each share of Class B Common Stock, nor shall any dividend or distribution be declared or paid on any share of Class B Common Stock unless a dividend or distribution, payable in the same consideration and manner, is simultaneously declared or paid, as the case may be, on each share of Class A Common Stock, in each case without preference or priority of any kind; provided, however, that if dividends are declared that are payable in shares of Class A Common Stock or in shares of Class B Common Stock, as the case may be, or in rights, options, warrants or other securities convertible into or exchangeable for shares of Class A Common Stock or shares of Class B Common Stock, such dividends shall be declared at the same rate on both classes of Common Stock and the dividends payable in shares of Class A Common Stock or in rights, options, warrants or other securities convertible into or exchangeable for shares of Class A Common Stock shall be payable to holders of Class A Common Stock and the dividends payable in shares of Class B Common Stock or in rights, options, warrants or other securities convertible into or exchangeable for shares of Class B Common Stock shall be payable to holders of Class B Common Stock.~~

~~If the Corporation in any manner subdivides or combines the outstanding shares of Class B Common Stock, the outstanding shares of Class A Common Stock shall be proportionately subdivided or combined, as the case may be. Similarly, if the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, the outstanding shares of Class B Common Stock shall be proportionately subdivided or combined, as the case may be.~~

~~4.     Liquidation. Subject to the rights of the holders of Preferred Stock and without limiting the generality of Section A(1) above, shares of Class A Common Stock and Class B Common Stock shall rank pari passu with each other as to distribution of assets in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. A liquidation, dissolution or winding up of the affairs of the Corporation, as such terms are used in this Section A(4), shall not be deemed to be occasioned by or to include any voluntary consolidation or merger of the Corporation with or into any other corporation or other entity or corporations or other entities (which shall be subject to Section A(5)) or a sale, lease or conveyance of all or a part of its assets.~~

~~5.     Reorganization or Merger. Subject to the rights of the holders of Preferred Stock, in case of any reorganization, voluntary consolidation, share exchange or merger of the Corporation with or into another corporation or other entity or corporations or other entities in which shares of Class A Common Stock or Class B Common Stock~~

~~are converted into (or entitled to receive with respect thereto) shares of stock or other securities or property (including cash), each holder of a share of Class A Common Stock and each holder of a share of Class B Common Stock shall be entitled to receive with respect to each such share the same kind and amount of shares of stock and other securities and property (including cash). In the event that the holders of shares of Class A Common Stock or of shares of Class B Common Stock are granted rights to elect to receive one of two or more alternative forms of consideration, the foregoing provision shall be deemed satisfied if holders of shares of Class A Common Stock and holders of shares of Class B Common Stock are granted substantially identical election rights, as the case may be.~~

~~6.     Conversion of Class B Common Stock.~~

~~(a)     Each record holder of shares of Class B Common Stock may convert any or all of such shares into an equal number of shares of Class A Common Stock by surrendering the certificates, if any, for such shares, accompanied by any payment required for documentary, stamp or similar issue or transfer taxes and by a written notice by such record holder to the Corporation stating that such record holder desires to convert such shares of Class B Common Stock into the same number of shares of Class A Common Stock (including, but not limited to, for the purpose of the sale or other disposition of such shares of Class A Common Stock), and requesting that the Corporation issue all of such shares of Class A Common Stock to persons named in such notice. Such notice shall set forth the number of shares of Class A Common Stock to be issued to each such person and the denominations in which the certificates, if any, therefor are to be issued. To the extent permitted by law, such voluntary conversion shall be deemed to have been effected at the close of business on the date of such surrender.~~

~~(b)     Each share of Class B Common Stock shall be automatically converted into one share of Class A Common Stock  upon the transfer of such share if, after such transfer, such share is not beneficially owned by BMS or a subsidiary of BMS.~~

~~(c)     Each outstanding share of Class B Common Stock shall be automatically converted into one share of Class A Common Stock on the date on which the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock beneficially owned by BMS and its affiliates (not including the Corporation and the Corporation’s subsidiaries) represents less than 20% of the aggregate number of shares of the then outstanding Common Stock.~~

~~(d)     Each outstanding share of Class B Common Stock shall be automatically converted into one share of Class A Common Stock if such action is approved by the affirmative vote of the holders of not less than a majority of the voting power of the then outstanding shares of Class B Common Stock.~~

~~(e)     Notwithstanding the foregoing Sections A(6)(a), A(6)(b), A(6)(c) or A(6)(d), if BMS or its affiliates transfer the Class B Common Stock to BMS stockholders or creditors (including creditors of a BMS subsidiary) in connection with a transaction intended to qualify for non-recognition of gain and loss under Section 355(a)~~

~~of the Internal Revenue Code (or any corresponding provisions of any successor statute) (a “Distribution”), such distributed Class B Common Stock shall no longer be convertible into Class A Common Stock, whether automatically, at the election of the holder of the Class B Common Stock, or otherwise, provided that the number of votes to which each share of Class B Common Stock is entitled to vote under Section A(2)(a)(ii) above shall be automatically reduced to the lowest whole number (but not lower than one)  that would permit such Distribution to qualify as tax-free under Section 355(a) of the Internal Revenue Code. For the purposes of this Section A, a Distribution shall be deemed to have occurred at the time the shares are first transferred to stockholders or creditors of BMS following receipt of a certificate described in Section A(6)(i)(ii) below.~~

~~(f)     The Corporation shall provide notice of (i) any automatic conversion of outstanding shares of Class B Common Stock to holders of record of such shares of Class B Common Stock pursuant to Section A(6)(b) above as soon as practicable following such conversion; and (ii) any automatic conversion of all outstanding shares of Class B Common Stock pursuant to a Sections A(6)(c) and A(6)(d) above to all holders of record of such shares of Class B Common Stock as soon as practicable following such conversion; provided, however, that in each case the Corporation may satisfy such notice requirements by providing such notice prior to such conversion. Such notice shall be provided by any means then permitted by the DGCL;  provided further, however, that no failure to give such notice nor any defect therein shall affect the validity of the automatic conversion of any shares of Class B Common Stock.~~

~~(g)     Immediately upon conversion of any shares of Class B Common Stock into shares of Class A Common Stock pursuant to provisions of this Article, the rights of such holders of Class B Common Stock as such shall cease and such holders shall be treated for all purposes as having become the record owners of the shares of Class A Common Stock issuable upon such conversion; provided,  however that such persons shall be entitled to receive when paid any dividends declared on the Class B Common Stock as of a record date preceding the time of such conversion and unpaid as of the time of such conversion subject to the following sentence. Any dividend which may have been declared on shares of Class B Common Stock which have been converted into shares of Class A Common Stock pursuant to the provisions of this Article, and for which the record date or payment date of such dividend is subsequent to such conversion date, shall be deemed to have been declared, and shall be payable, with respect to the shares of Class A Common Stock into or for which such shares of Class B Common Stock shall have been so converted, and any such dividend that shall have been declared on such shares payable in shares of Class B Common Stock shall be deemed to have been declared, and shall be payable, in shares of Class A Common Stock.~~

~~(h)     Prior to a Distribution, holders of shares of Class B Common Stock may (i) sell or otherwise dispose of or transfer any or all of such shares held by them, respectively, only in connection with a transfer that meets the qualifications of Section A(6)(i) below, and under no other circumstances; or (ii) convert any or all of such shares of Class B Common Stock into shares of Class A Common Stock (including, but not limited to, for the purpose of the sale or other disposition of such shares of Class A Common Stock to any person as provided in Section A(6)(a) above). Prior to a~~

~~Distribution, no one other than persons in whose names shares of Class B Common Stock become registered on the original stock ledger of the Corporation, or transferees or successive transferees who receive shares of Class B Common Stock in connection with a transfer meeting the qualifications set forth in Section A(6)(i) below, shall have the status of an owner or holder of shares of Class B Common Stock or be recognized as such by the Corporation or be otherwise entitled to enjoy for his or her own benefit the special rights and powers of a holder of shares of Class B Common Stock. Holders of shares of Class B Common Stock may at any and all times transfer to any person the shares of Class A Common Stock issuable upon conversion of such shares of Class B Common Stock (subject to any restrictions at such time on transfers of shares of Class A Common Stock).~~

~~(i)     Prior to a Distribution, shares of Class B Common Stock shall be transferred on the books of the Corporation upon presentation at the office of the Secretary of the Corporation (or at such additional place or places as may from time to time be designated by the Secretary or any Assistant Secretary of the Corporation) of proper transfer documents, accompanied by a certificate stating either (i) that such transfer is to BMS or a subsidiary of BMS; or (ii) that such transfer is to the stockholders or creditors of BMS in connection with a Distribution.~~

~~(j)     Prior to a Distribution, every certificate of shares of Class B Common Stock, if any, shall bear a legend on its face reading as follows:~~

~~“THE SHARES OF CLASS B COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED TO ANY PERSON IN CONNECTION WITH A TRANSFER THAT DOES NOT MEET THE QUALIFICATIONS SET FORTH IN SECTION A(6) IN ARTICLE FOURTH OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THIS CORPORATION AND NO PERSON WHO RECEIVES SUCH SHARES IN CONNECTION WITH A TRANSFER THAT DOES NOT MEET THE QUALIFICATIONS PRESCRIBED IN SUCH ARTICLE IS ENTITLED TO OWN OR TO BE REGISTERED AS THE RECORD HOLDER OF SUCH SHARES OF CLASS B COMMON STOCK, BUT THE RECORD HOLDER OF THIS CERTIFICATE MAY AT SUCH TIME AND IN THE MANNER SET FORTH IN SECTION A(6) IN ARTICLE FOURTH OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THIS CORPORATION CONVERT SUCH SHARES OF CLASS B COMMON STOCK INTO THE SAME NUMBER OF SHARES OF CLASS A COMMON STOCK FOR PURPOSES OF EFFECTING THE SALE OR OTHER DISPOSITION OF SUCH SHARES OF CLASS A COMMON STOCK TO ANY PERSON. EACH HOLDER OF THIS CERTIFICATE, BY ACCEPTING THE SAME, ACCEPTS AND AGREES TO ALL OF THE FOREGOING.”~~

~~Upon and after the transfer of shares of Class B Common Stock in a Distribution, certificates for shares of Class B Common Stock, if any, shall no longer bear the legend set forth above.~~

~~(k)     Prior to a Distribution, the Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, such number of shares of Class A Common Stock as would become issuable upon the conversion of all shares of Class B Common Stock then outstanding.~~

~~B.     Preferred Stock~~

B.     Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. The Board ~~of Directors of the Corporation (the “Board”)~~ is hereby authorized to provide by resolution or resolutions from time to time for the issuance, out of the unissued shares of Preferred Stock, of one or more series of Preferred Stock, without stockholder approval, by filing a certificate pursuant to the applicable law of the State of Delaware (the “Preferred Stock Designation”), setting forth such resolution and, with respect to each such series, establishing the number of shares to be included in such series, and fixing the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof. The powers, designation, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following:

(a) the designation of the series, which may be by distinguishing number, letter or title;

(b) the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(c) the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(d) the dates on which dividends, if any, shall be payable;

(e) the redemption rights and price or prices, if any, for shares of the series;

(f) the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series;

(g) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(h) whether the shares of the series shall be convertible into or exchangeable for, shares of any other class or series, or any other security, of the

Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(i) restrictions on the issuance of shares of the same series or any other class or series;

(j) the voting rights, if any, of the holders of shares of the series generally or upon specified events; and

(k) any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions of such shares;

all as may be determined from time to time by the Board and stated in the resolution or resolutions providing for the issuance of such Preferred Stock.

C.     Reclassification ~~and Stock Split~~

~~1.     Reclassification~~. Immediately upon the filing of this Second Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the “Effective Time”), each share of ~~common stock~~Class A Common Stock, par value $0.01 per share, of the Corporation (the “Old Common Stock”) issued and outstanding as of the ~~close of business on the day prior to the~~ Effective Time shall be automatically reclassified as and converted into one share of ~~Class B~~ Common Stock (the “Reclassification”)~~.~~

~~2.     Certificates~~. The Reclassification shall be deemed to occur at the Effective Time, regardless of when any certificate previously representing such shares of Old Common Stock (if such shares are held in certificated form) are physically surrendered to the Corporation in exchange for certificates representing ~~Class B~~ Common Stock. Each certificate outstanding immediately prior to the Effective Time representing shares of Old Common Stock shall, until surrendered to the Corporation in exchange for a certificate representing such new number of shares of ~~Class B~~ Common Stock, automatically represent from and after the Effective Time the same number of shares of ~~Class B~~ Common Stock. All shares of Common Stock outstanding after the Reclassification shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.

~~3.     Status. The Corporation shall not close its books against the transfer of Old Common Stock in any manner that interferes with the Reclassification. All shares of Class A Common Stock and Class B Common Stock outstanding after the Reclassification shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.~~

~~D.     No Fractional Shares. No fractional shares of capital stock of the Corporation shall be issued, but in lieu thereof the Corporation may, at its option, make a cash adjustment therefore.~~

FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law. The number of the directors of the Corporation shall be fixed from time to time by the Board. ~~The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock or pursuant to any resolution or resolutions providing for the issuance of such stock adopted by the Board, shall be elected by plurality vote by the stockholders entitled to vote thereon at each annual meeting of the stockholders.~~

Any vacancy on the Board that results from an increase in the number of directors, from the death, disability, resignation, disqualification, removal of any director or from any other cause shall be filled by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy ~~not resulting from an increase in the number of directors shall hold office for the remaining term of his or her predecessor~~ shall hold office until the next annual meeting of the stockholders and until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, disability, resignation, disqualification or removal.

Any director or the entire Board may be removed from office at any time, ~~but only for~~with or without cause ~~and only~~, by the affirmative vote of the shares representing not less than a majority of the votes entitled to be cast by the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote on the election of the directors of the Corporation at any annual or special meeting of the stockholders.

Pursuant to the By-laws of the Corporation, the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.

SIXTH: Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

SEVENTH: To the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, no director ~~or officer~~ of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director ~~or officer~~; provided, however, that nothing contained in this Article SEVENTH shall eliminate or limit the liability of a director ~~or officer~~ (i) for any breach of the director~~’s or officer~~’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to the provisions of Section 174 of the DGCL, or (iv) for any transaction from which the director ~~or officer~~ derived an improper personal benefit. No repeal or modification of this Article

SEVENTH shall apply to or have any adverse effect on any right or protection of, or any limitation of the liability of, a director ~~or officer~~ of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

EIGHTH: The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the DGCL, as the same may be amended and supplemented, indemnify any ~~and all persons whom it shall have power to indemnify under said Section~~person who is or was a director or officer of the Corporation from and against any and all of the expenses, liabilities or other matters referred to in or covered by ~~said~~ Section 145 of the DGCL, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-laws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise and shall continue as to a person who has ceased to be a director~~,~~ or officer~~, employee or agent~~ and shall inure to the benefit of the heirs, executors and administrators of such a person. ~~Any repeal or modification of this Article EIGHTH shall not adversely affect any right to indemnification of any persons existing at the time of such repeal or modification with respect to any matters occurring prior to such repeal or modification.~~

The Corporation shall, to the fullest extent permitted by the DGCL, advance all costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred by any director or officer within 15 days of presentation of same to the Corporation, with respect to any one or more actions, suits or proceedings, whether civil or criminal, administrative or investigative, so long as the Corporation receives from such director or officer an unsecured undertaking to repay such expenses if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation under the DGCL. Such obligation to advance costs and expenses shall include, without limitation, costs and expenses incurred in asserting affirmative defenses, counterclaims and cross-claims. Such undertaking to repay may, if first requested in writing by the applicable director or officer, be on behalf of (rather than by) such director or officer, provided that in such case the Corporation shall have the right to approve the party making such undertaking.

The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to advancement of expenses to any employee or agent of the Corporation up to the extent that the provisions of this Article EIGHTH permit the indemnification and advancement of expenses of directors and officers of the Corporation.

Any repeal or modification of this Article EIGHTH shall not adversely affect any right to indemnification or to advancement of expenses of any person existing at the time of such repeal or modification with respect to any matters occurring prior to such repeal or modification.

NINTH: The Corporation expressly elects ~~not~~ to be governed by Section 203 of the DGCL.

TENTH: ~~So long as BMS and its subsidiaries, other than the Corporation, beneficially own shares of Common Stock representing greater than 50% of the total voting power of the outstanding shares generally entitled to elect directors of the Corporation, and subject to the terms of any series of Preferred Stock, any action required or permitted to be taken by the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, are signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize such action. Once BMS and its subsidiaries, other than the Corporation, cease to beneficially own shares of Common Stock representing greater than 50% of the total voting power of the outstanding shares generally entitled to elect directors of the Corporation, and subject~~Subject to the terms of any series of Preferred Stock, any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

The By-laws of the Corporation may establish procedures regulating the submission by stockholders of nominations and proposals for consideration at meetings of stockholders of the Corporation.

ELEVENTH: Subject to the terms of any series of Preferred Stock, special meetings of the stockholders may be called at any time only by the Board pursuant to a resolution adopted by the affirmative vote of a majority of the total number of directors then in office or by the chairman of the Board.

TWELFTH: The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation of the Corporation, and any other provisions authorized by the DGCL may be added or inserted, in the manner now or hereafter prescribed by law; and, except as set forth in Article SEVENTH and Article EIGHTH, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Second Amended and Restated Certificate of Incorporation of the Corporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

THIRTEENTH: In furtherance and not in limitation of the powers conferred upon it by law, the Board is expressly authorized and empowered to adopt, amend and repeal the By-laws of the Corporation by the affirmative vote of a majority of the total number of directors present at a regular or special meeting of the Board at which there is a quorum or by written consent. The By-Laws of the Corporation may also be altered, amended or repealed, in whole or in part, and new By-laws of the Corporation may be adopted by the affirmative vote of the shares representing not less than a majority of the votes entitled to be cast by the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote on the election of the directors of the Corporation at any annual or special meeting of the stockholders.

~~FOURTEENTH : Except as otherwise defined in this Certificate of Incorporation, the following terms shall have the meanings ascribed to them below:~~

~~1.     “affiliate” shall have the meaning given to such term in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.~~

~~2.     “beneficial ownership” shall have the meaning given to such term in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.~~

~~3.     “BMS” shall mean Bristol-Myers Squibb Company, a Delaware corporation, and any of its successors by way of merger, share exchange or sale of all or substantially all of its assets.~~

FOURTEENTH~~4.~~     : As used in this Second Amended and Restated Certificate of Incorporation of the Corporation, the term “person” shall mean a natural person, corporation, limited liability company, partnership, joint venture, association or legal entity of any kind~~; each reference to a “natural person” (or to a “record holder” of shares, if a natural person) shall be deemed to include in his or her representative capacity a guardian, committee, executor, administrator or other legal representative of such natural person or record holder.~~

~~5.     “subsidiary” shall mean, as to any person, a corporation, partnership, joint venture, association or other entity in which such person beneficially owns (directly or indirectly) 50% or more of the outstanding voting power or partnership interests or similar voting interests~~.

IN WITNESS WHEREOF, the undersigned has executed this Second Amended and Restated Certificate of Incorporation of the Corporation as of this ~~10th~~[            ] day of ~~February, 2009.~~[                ], [                ].

By: /s/ William P’Pool

Name: William P’Pool

Title: Sr. VP & Gen. Counsel